SECURITIES PURCHASE AGREEMENT

                                      among

                                SAFESCIENCE, INC.

                                       and

                         THE INVESTORS SIGNATORY HERETO




                           Dated as of March 29, 2000

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                                TABLE OF CONTENTS

                                                                            PAGE




ARTICLE I         PURCHASE AND SALE............................................1

         1.1               The Closing.........................................1

ARTICLE II        REPRESENTATIONS AND WARRANTIES...............................2

         2.1               Representations and Warranties of the Company.......2

         2.2               Representations and Warranties of the Purchasers...10

ARTICLE III       OTHER AGREEMENTS OF THE PARTIES.............................12

         3.1               Transfer Restrictions..............................12

         3.2               Acknowledgment of Dilution.........................13

         3.3               Furnishing of Information..........................14

         3.4               Integration........................................14

         3.5               Increase in Authorized Shares......................14

         3.6               Reservation and Listing of Underlying Shares.......15

         3.7               Exercise Procedures................................15

         3.8               Right of First Refusal; Subsequent Registrations...15

         3.9               Certain Securities Laws Disclosures; Publicity.....17

         3.10              Use of Proceeds....................................17

         3.11              Reimbursement......................................18

         3.12              Exchange Act Registration..........................18

         3.13              Corporate Existence................................18

         3.14              Dividends and Distributions........................19

ARTICLE IV        MISCELLANEOUS...............................................19

         4.1               Fees and Expenses..................................19

         4.2               Entire Agreement; Amendments.......................19

         4.3               Notices............................................19

         4.4               Amendments; Waivers................................20

         4.5               Headings...........................................20

         4.6               Successors and Assigns.............................20

         4.7               No Third-Party Beneficiaries.......................20

         4.8               Governing Law......................................21

         4.9               Survival...........................................21

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                               TABLE OF CONTENTS
                                  (continued)


         4.10              Execution..........................................21

         4.11              Severability.......................................21

         4.12              Remedies...........................................21

         4.13              Independent Nature of Purchasers' Obligations
                                      and Rights.............................22




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     SECURITIES  PURCHASE  AGREEMENT (this  "Agreement"),  dated as of March 29,
2000, among SafeScience, Inc., a Nevada corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company, shares of the Company's common stock, $.01 par value per share (the "Common Stock"), and certain other securities of the Company as more fully described in this Agreement.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy are hereby acknowledged, the Company and the Purchasers agree as follows:

                                   ARTICLE I
                                PURCHASE AND SALE

     1.1 The Closing.

         (a) The Closing. (i) Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchasers and the Purchasers shall, severally and not jointly, purchase an aggregate of 484,429 shares of Common Stock (the "Shares") for an aggregate purchase price of $7,000,000. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson Silverman"), 1290 Avenue of the Americas, New York, New York 10104, immediately following the execution hereof or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

              (ii) At the Closing, the parties shall deliver or shall cause to be delivered the following: (A) the Company shall deliver to each Purchaser (1) a stock certificate representing 5/7th of the number of Shares indicated below such Purchaser's name on the signature page of this Agreement, registered in the name of such Purchaser, (2) a Common Stock purchase warrant, in the form of Exhibit A, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire shares of Common Stock upon the terms and in such number as set forth therein (each an "Adjustable Warrant"), (3) a Common Stock purchase warrant, in the form of Exhibit B, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock indicated below such Purchaser's name on the signature page of this Agreement, upon the terms and at the exercise price set forth therein (each, a "Closing Warrant" and together with the Adjustable Warrants, the "Warrants"), (4) the legal opinion of McDermott, Will & Emery, outside counsel to the Company, substantially in the form of Exhibit C,
(5) an executed Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit D (the "Registration Rights Agreement"), (6) the Transfer Agent Instructions, in the form of Exhibit E, executed by the Company and



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delivered to and acknowledged by the Company's transfer agent (the "Transfer
Agent Instructions") and (7) an executed Letter Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit G (the "Letter Agreement"); and (B) each Purchaser shall deliver (1) 5/7th of the purchase price indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose and
(2) an executed Registration Rights Agreement and Letter Agreement.

              (iii) If the Effective Date (as defined in Section 3.1(b)) occurs on or prior to the 90th day following the Closing Date, then on the second (2nd) Trading Day following the Effective Date, (A) the Company will, against delivery of the amounts set forth in clause (B) in this paragraph, deliver to each Purchaser, a stock certificate representing 2/7th of the number of Shares indicated below such Purchaser's name on the signature page of this Agreement (subject to equitable adjustment for stock splits, recombinations and similar events), registered in the name of such Purchaser, and (B) each Purchaser will deliver to the Company, 2/7th of the purchase price indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose.

         1.2 Certain Defined Terms. For purposes of this Agreement, "Trading Day" and "Per Share Market Value" shall have the meanings set forth in the Adjustable Warrant and "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York or the Commonwealth of Massachusetts generally are authorized or required by law or other governmental action to close. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchasers:

              (a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 2.1(a) (collectively, the "Subsidiaries"). Each of the Subsidiaries is an entity, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its


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properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Registration Rights Agreement, the Transfer Agent Instructions, the Letter Agreement or the Warrants (collectively, the "Transaction Documents"), (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").

              (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective articles or certificate of incorporation, by-laws or other charter or organizational documents.

              (c) Capitalization. The number of authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(c). Except as disclosed in Schedule 2.1(c), the Company owns all of the capital stock of each Subsidiary , free and clear of any lien, charge, security interest, encumbrance, adverse claim or other restriction, and all the issued and outstanding shares of capital stock of the Subsidiaries are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as a result of the purchase and sale of the Shares and the Warrants and except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as


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set forth in Schedule 2.1(c): (i) there are no outstanding debt securities issued by the Company; (ii) there are no outstanding securities of the Company or any Subsidiary which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or any Subsidiary; (iii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement; and (iv) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement.

              (d) Issuance of the Securities. The Securities are duly authorized and, each of the Shares and the Underlying Shares (as defined herein) when issued and paid for in accordance with the terms hereof and the Warrants, respectively, shall have been duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). The Company has reserved a number of duly authorized shares of Common Stock for issuance hereunder upon exercise of the Warrants that is not less than the sum of (i) the Shares to be issued hereunder; (ii) the number of shares of Common Stock issuable upon exercise of the Adjustable Warrants on the First Vesting Date (as defined in the Adjustable Warrant), assuming for such purposes that, on the First Vesting Date, (A) the Applicable Share Number (as defined in the Adjustable Warrant) equals the entire number of Shares purchased hereunder and (B) the Adjustment Price (as defined in the Adjustable Warrant) equals 50% of the Per Share Market Value on the Trading Day immediately preceding the Closing Date, and (iii) the number of shares of Common Stock as are issuable upon exercise in full of the Closing Warrants (the number of shares of Common Stock contemplated in (i), (ii) and (iii), the "Initial Minimum"). The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Underlying Shares." The Shares, the Warrants and the Underlying Shares are collectively referred to herein as the "Securities."

              (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a


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Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

              (f) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required pursuant to Section 3.9, (ii) the filing with the Securities and Exchange Commission (the "Commission") of a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Shares and the Underlying Shares by the Purchasers (the "Underlying Shares Registration Statement"), (iii) the application(s) to the Nasdaq SmallCap Market ("NASDAQ") for the listing of the Shares and the Underlying Shares with NASDAQ (and with any other national securities exchange or market in which the Common Stock is then listed) in the time and manner required thereby, (iv) applicable Blue Sky filings, and (v) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (the items described in clauses (i)-(v) are collectively, the "Required Approvals").

              (g) Litigation; Proceedings. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

              (h) No Default or Violation. Except as set forth in Schedule 2.1(h), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses


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(i), (ii) or (iii) above, except as could not individually or in the aggregate, have or result in a Material Adverse Effect.

              (i) Private Offering. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

              (j) SEC Documents; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act") pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since December 31, 1999, except as specifically disclosed in the SEC Documents, (a) there has been no event, occurrence or development that has or that could result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be


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disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock. The Company shall be eligible to register its Common Stock for resale under Form S-3 promulgated under the Securities Act no later than May 23, 2000.

              (k) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

              (l) Certain Fees. Except for certain fees payable to Gerard Klauer Mattison & Co. and George K. Baum & Company, by the Company, no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

              (m) Solicitation Materials. Neither the Company nor any Person acting on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

              (n) Listing and Maintenance Requirements. The Company has not, in the two years preceding the date hereof received notice (written or oral) from NASDAQ or any other stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

              (o) Patents and Trademarks. The Company and its Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with their respective business as described in the SEC Documents and which the failure to so have would have a Material Adverse



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Effect (collectively, the "Intellectual Property Rights"). Except as set forth in Schedule 2.1(p), neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or its Subsidiaries violates or infringes upon the rights of any Person, to the best knowledge of the Company. All such Intellectual Property Rights are enforceable and to the best of the Company's knowledge there is no existing infringement by another Person of any of the Intellectual Property Rights.

              (p) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

              (q) Title. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them which is material to the business of the Company and its Subsidiaries and good and marketable title in all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its Subsidiaries are in compliance and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

              (r) Registration Rights; Rights of Participation. Except as disclosed under Section 6(c) of the Registration Rights Agreement, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied. Except as set forth on Schedule 6(b) to the Registration Rights Agreement, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

              (s) Absence of Certain Proceedings. Except as described in the SEC Documents, (i) there is no Action pending or, to the knowledge of the Company, threatened against the Company, in any such case wherein an unfavorable decision, ruling or finding could have or result in a Material Adverse Effect;
(ii) neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving (A) a claim of violation of or liability under federal or state securities laws or (B) a claim of breach of fiduciary duty; (iii) the Company does not


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have pending before the Commission any request for confidential treatment of information and the Company has no knowledge of any expected such request that would be made prior to the Effectiveness Date (as defined in the Registration Rights Agreement); and (iv) there has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

              (t) Labor Relations. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company. None of the Company's or any Subsidiary's employees is a member of a union, neither the Company nor any Subsidiary is a party to a collective bargaining agreement, and the Company and the Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) has notified the Company's Board of Directors that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company and the Company does not expect to terminate any such officer during the six months following the date of this Agreement.

              (u) Transactions With Affiliates and Employees. Except as set forth on Schedule 2.1(v) or in the SEC Documents filed at least ten days prior to the date hereof and other than the grant or exercise of stock options disclosed in Section 2.1(c), none of the officers or directors of the Company and, to the Company's knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

              (v) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the State of Nevada which is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations under the Transaction Documents, including, without limitation, the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

              (w) Effectiveness of SEC Filings. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

              (x) No Integration. Neither the Company nor any of its affiliates nor any person acting on the Company's behalf has, directly or indirectly, at any time within the past six (6) months made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would
(i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions including, without limitation, under the rules and regulations of the Nasdaq Stock Market, Inc., as applicable.

              (y) Taxes. All applicable tax returns required to be filed by the Company and the Subsidiaries have been filed, or if not yet filed have been granted extensions of the filing dates which extensions have not expired, and all taxes, assessments, fees and other governmental charges upon the Company, the Subsidiaries or upon any of their respective properties, income or franchises, shown in such returns and on assessments received by the Company or the Subsidiaries to be due and payable have been paid, or adequate reserves therefor have been set up if any of such taxes are being contested in good faith; or if any of such tax returns or extensions requested have not been filed or if any such taxes have not been paid or so reserved for, the failure to so file or to pay would not in the aggregate or individually have a Material Adverse Effect.

              (z) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or its agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     2.2 Representations and Warranties of the Purchasers. Each Purchaser hereby for itself and for no other Purchaser, represents and warrants to the Company as follows:

              (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement, the Letter Agreement and the Registration Rights

Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

              (b) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, the Registration Rights Agreement and the Warrant, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration statement and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any person to distribute the Securities.

              (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and at each exercise date under its respective Warrants, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser has not been formed solely for the purpose of acquiring the Securities.

              (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

              (e) Ability of such Purchaser to Bear Risk of Investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

              (f) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

              (g) General Solicitation. Such Purchaser is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

              (h) Reliance. Such Purchaser understands and acknowledges that (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

                  The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                  ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

     3.1 Transfer Restrictions. (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act. Notwithstanding the foregoing, the Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by a Purchaser to an Affiliate of such Purchaser or to one or more funds or managed accounts under common management with such Purchaser, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof). Any such transferee shall agree in writing to be bound by the terms of this

Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

              (b) The Purchasers agree to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:

         [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                  Neither the Shares nor Underlying Shares shall contain the legend set forth above nor any other legend at any time while an Underlying Shares Registration Statement is effective under the Securities Act or the holder is relying on Rule 144 promulgated under the Securities Act ("Rule 144") in connection with the resale of such Underlying Shares or, in the event there is not an effective Underlying Shares Registration Statement at such time and Rule 144 is not then available, if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the date that such Underlying Shares Registration Statement is declared effective by the Commission (the "Effective Date"). The Company agrees that following the Effective Date, it will, no later than three (3) Trading Days following the delivery by a Purchaser to the Company of a certificate or certificates representing Shares, deliver to such Purchaser an identical certificate or certificates representing such Shares which shall be free from such legend. The Company further agrees that if any Shares or Underlying Shares are issued with a legend in accordance with this
Section 3.1(b), it will, within three (3) Trading Days after request therefor by a Purchaser, provide such Purchaser with a certificate or certificates representing such Shares or Underlying Shares, free from such legend at such time as such legend would not have been required under this Section 3.1(b) had such issuance occurred on the date of such request. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

     3.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of Underlying Shares upon exercise of the Warrants will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon exercise of the Warrants pursuant to the terms thereof is unconditional and absolute (subject to the limitations set forth in the Warrants) regardless of the effect of any such dilution.

     3.3 Furnishing of Information. As long as the Purchasers own Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Purchasers own Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Purchasers to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing its attorneys to render and deliver any legal opinion required in order to permit a Purchaser to sell Underlying Shares under Rule 144 upon notice of an intention to sell or other form of notice having a similar effect and other standard Rule 144 documentation. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

     3.4 Integration. The Company shall not, and shall use its best efforts to ensure that, no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the NASDAQ.

     3.5 Increase in Authorized Shares. If on any date the Company would be, if a notice of exercise were to be delivered on such date, precluded from issuing the sum of (i) twice the number of Underlying Shares then issuable upon exercise in full of the Adjustable Warrants and (ii) the number of Underlying Shares issuable upon exercise in full of the Closing Warrants (the "Current Required Minimum") due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly (and in any case, within 30 Business Days from such date) prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's certificate or articles of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Purchasers in order to provide for such number of authorized and unissued shares of Common Stock to enable the Company to comply with its issuance, exercise and reservation of shares obligations as set forth in this Agreement and the Warrants (the sum of (x) the number of shares of Common Stock then outstanding plus all shares of Common Stock issuable upon exercise of all outstanding options, warrants and convertible instruments other than the Warrants, and (y) the Current Required Minimum, shall be a reasonable number). In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the earlier to occur of the 60th day after delivery of the proxy materials relating to such meeting and the 90th day after request by a holder of Warrants to issue the number of Underlying Shares in accordance with the terms hereof) and (c) within five (5) Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's certificate or articles of incorporation to evidence such increase. Management of the Company shall also use its best efforts, including voting of all shares of Common Stock held by Management in favor of all resolutions to increase the authorized stock of the Company hereunder.

     3.6 Reservation and Listing of Underlying Shares. (a) The Company shall (i) promptly prepare and file with the NASDAQ (and such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed for trading) an additional shares listing application covering a number of shares of Common Stock which is not less than the Initial Minimum,
(ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on the NASDAQ (as well as on any such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) as soon as possible thereafter, and (iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. If the number of Underlying Shares issuable upon exercise of the then unexercised portion of the Warrants exceeds 85% of the number of Underlying Shares previously listed on account thereof with the NASDAQ (and any such other required exchanges), then the Company shall take the necessary actions to immediately list a number of Underlying Shares as equals no less than the then Current Required Minimum with respect thereto.

              (b) The Company shall maintain a reserve of shares of Common Stock for issuance upon exercise in full of the Warrants in accordance with the Warrants, in such amount as may be required to fulfill its obligations in full under the Transaction Documents, which reserve shall equal no less than the then Current Required Minimum.

     3.7 Exercise Procedures. The Transfer Agent Instructions and Form of Election to Purchase under the Warrants set forth the totality of the procedures with respect to the exercise of the Warrants, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchasers to exercise the Warrants.

     3.8 Right of First Refusal; Subsequent Registrations. (a) Neither Company nor any Subsidiary shall directly or indirectly, without the prior written consent of the Purchasers, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any securities including the issuance of any debt or other instrument that at any time over the life thereof is convertible into or exchangeable for Common Stock, or any other transaction intended to be exempt or not subject to registration under the Securities Act (a "Subsequent Placement") until the 180th Trading Day following the Effective Date provided, that such 180 Trading Day period shall be extended for the number of Trading Days during such period
(A) in which trading in the Common Stock is suspended by the NASDAQ or such market or quotation system on which the Common Stock is then listed, or (B) during which the Underlying Shares Registration Statement is not effective, or
(C) during which the prospectus included in the Underlying Shares Registration Statement may not be used by the holders thereof for the resale of Underlying Shares, except (i) the granting of options or warrants to employees, officers and directors, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company, (ii) shares of Common Stock issuable upon exercise of currently outstanding options and warrants and upon conversion of any currently outstanding convertible securities of the Company, in each case to the extent disclosed in Schedule 2.1(c) but not with respect to any amendment or modification thereof, (iii) shares of Common Stock issuable upon exercise of the Warrants in accordance with the terms thereof and (iv) the issuance of shares of Common Stock and warrants to purchase Common Stock for an aggregate purchase price of up to $5,000,000 pursuant to a private placement memorandum dated March 10, 2000, unless (A) the Company delivers to each Purchaser a written notice (the "Subsequent Placement Notice") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement shall be effected, and attached to which shall be a term sheet or similar document relating thereto and (B) such Purchaser shall not have notified the Company by 6:30 p.m. (New York City time) on the tenth (10th) Trading Day after its receipt of the Subsequent Placement Notice of its willingness to cause such Purchaser to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on the same terms set forth in the Subsequent Placement Notice. If the Purchasers shall fail to notify the Company of their intention to enter into such negotiations within such time period, the Company may effect the Subsequent Placement substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Placement Notice; provided, that the Company shall provide the Purchasers with a second Subsequent Placement Notice, and the Purchasers shall again have the right of first refusal set forth above in this Section (a), if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within forty (40) Trading Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Placement Notice. If the Purchasers shall indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Purchaser shall be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser's pro-rata portion of the aggregate number of Shares purchased by such Purchaser under this Agreement, but the Company shall not be required to accept financing from the Purchasers in an amount in excess of the amount set forth in the Subsequent Placement Notice. The rights of the Purchasers under this Section shall apply to each Subsequent Placement contemplated by the Company or such Subsidiary, regardless of any prior waivers or non-participation.

              (b) Except for Shares, Underlying Shares and other "Registrable Securities" (as such term is defined in the Registration Rights Agreement) to be registered, and securities of the Company as set forth in Section 6(c) of the Registration's Rights Agreement to be registered, in the Underlying Shares Registration Statement in accordance with the Registration Rights Agreement, and Common Stock permitted to be issued pursuant to paragraph (a)(i) - (iv) of
Section 3.8 (a), the Company shall not for a period of 90 Trading Days after the Effective Date, without the prior written consent of the Purchasers (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities pursuant to Regulation S promulgated under the Securities Act, or (ii) file a registration statement for the issuance or resale of any securities of the Company. Any days after the Effective Date that a Purchaser is not permitted or unable to utilize the prospectus or otherwise to resell Shares or Underlying Shares under the Underlying Shares Registration Statement shall be added to such 90 Trading Day period for the purposes of this Section.

     3.9 Certain Securities Laws Disclosures; Publicity. The Company shall: (i) within 1 day following the Closing Date, the Closing Date issue a press release acceptable to the Purchasers disclosing the transactions contemplated hereby,
(ii) file with the Commission a Report on Form 8-K, disclosing the transactions contemplated hereby within ten (10) Business Days after the Closing Date, and
(iii) timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D promulgated under the Securities Act and provide a copy thereof to the Purchasers promptly after the filing thereof. The Company shall, no less than two (2) Business Days prior to the filing of any disclosure required by clauses (ii) and (iii) above, provide a copy thereof to the Purchasers. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Purchasers, or include the names of the Purchasers in any filing with the Commission, or any regulatory agency, trading facility or stock market without the prior written consent of the Purchasers, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or regulatory body, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

     3.10 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (excluding payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

     3.11 Reimbursement. In consideration of each Purchaser's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Purchaser and all of their stockholders, partners, members, managers, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought) and including reasonable attorneys' fees, and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee, other than by reason of its gross negligence or willful misconduct as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee (other than a cause of action, suit or claim which is (x) brought or made by the Company and (y) is not a shareholder derivative suit) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (iii) solely from the status of such Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     3.12 Exchange Act Registration. The Company will: (a) use its best efforts to cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the Exchange Act, (b) comply in all respects with its reporting and filing obligations under the Exchange Act, and (c) not take any action or file any document (whether or not permitted by the Exchange Act or the rules and regulations thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act. The Company will take all action necessary to continue the listing and trading of its Common Stock on NASDAQ or a Subsequent Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and NASDAQ.

     3.13 Corporate Existence. Prior to the Expiration Date (as defined in the Adjustable Warrants), the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction
(i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is listed for trading on NASDAQ, The Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange.

     3.14 Dividends and Distributions. During the period in which the Purchasers shall own Securities, the Company shall not make or fix a record date for the determination of holders of Common Stock or other securities entitled to receive a dividend or other distribution (special or otherwise), other than a stock split in the form of a dividend, or declare a cash dividend or other distribution payable in cash or property of the Company.

                                   ARTICLE IV
                                  MISCELLANEOUS

     4.1 Fees and Expenses. At the Closing the Company shall reimburse the Purchasers for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents by paying to Robinson Silverman $25,000 for the preparation and negotiation of the Transaction Documents. The amount contemplated by the immediately preceding sentence shall be retained by the Purchasers and shall not be delivered to the Company at the Closing. Other than the amount contemplated herein and except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

     4.2 Entire Agreement; Amendments. The Transaction Documents, together with the Exhibits and Schedules thereto and the Transfer Agent Instructions, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service and marked for next Business Day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:                 SafeScience, Inc.
                                   Park Square Building
                                   31 St. James Avenue, 8th Floor
                                   Boston, MA 02116
                                   Fax: 617-422-0675
                                   Attn: John Burns, Chief Financial Officer

With a copy to:                    McDermott, Will & Emery
                                   50 Rockefeller Plaza
                                   New York, NY  10020-1605
                                   Facsimile No.:  212-547-5444
                                   Attn:  Cheryl Reicin, Esq.

If to a Purchaser: To the address set forth under such Purchaser's name on the signature pages hereto.


or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     4.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     4.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Except as set forth in
Section 3.1(a), the Purchasers may not assign this Agreement or any of the rights or obligations hereunder without the consent of the Company. This provision shall not limit any Purchaser's right to transfer securities or transfer or assign rights under the Registration Rights Agreement.

     4.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     4.8 Governing Law. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     4.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and exercise of the Warrants.

     4.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     4.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     4.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchasers will be entitled to specific performance of the obligations of the Company under the Transaction Documents. Each of the Company and the Purchasers agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     4.13 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document is several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                           SAFESCIENCE, INC.


                                           By:__________________________________
                                                Name:
                                                Title:







                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOWS]

                         STRONG RIVER INVESTMENTS, INC.



                             By:      _____________________________________
                             Name: Miriam O. Hyman
                             Title: Attorney-in-Fact

                             Purchase Price for Shares:               $3,500,000

                             Number of Shares to be acquired:            242,214

                             Warrant Shares subject to Closing
                             Warrant:                                     54,498

                             Address for Notice:

                             Strong River Investments, Inc.
                             c/o Gonzalez-Ruiz & Aleman (BVI) Limited
                             Wickhams Cay I, Vanterpool Plaza
                             P.O. Box 873
                             Road Town, Tortolla. B.V.I.

                             With a copy to:
                             Robinson Silverman Pearce Aronsohn &
                                Berman LLP
                             1290 Avenue of the Americas
                             New York, NY  10104
                             Facsimile No.:  (212) 541-4630 and (212) 541-1432
                             Attn: Kenneth L. Henderson, Esq. and Eric L. Cohen,
                                    Esq.

                            MONTROSE INVESTMENTS LTD.



                            By:      _____________________________________
                                     Name:
                                     Title:

                            Purchase Price for Shares:                $3,500,000

                            Number of Shares to be acquired:             242,214
                            Warrant Shares subject to Closing
                            Warrant:                                      54,498

Address for Notice:

                            Montrose Investments Ltd.
                            300 Crescent Court, Suite 700
                            Dallas, TX 75201
                            Facsimile: (214) 758-1221
                            Attn:    Will Rose
                                     Kim Rozman
                            With copies to:
                            Robinson Silverman Pearce Aronsohn &
                               Berman LLP
                            1290 Avenue of the Americas
                            New York, NY  10104
                            Facsimile No.:  (212) 541-4630 and (212) 541-1432
                            Attn:    Kenneth L. Henderson, Esq.
                                     Eric L. Cohen, Esq.